LONG-TERM DEPOSITS AND PREPAYMENTS (Details)	Dec. 31, 2013 USD ($)	Dec. 31, 2013 CNY	Dec. 31, 2012 CNY
LONG-TERM DEPOSITS AND PREPAYMENTS
Prepayments for fixed assets		263,626,283	15,499,330
Unamortized debt issuance cost		127,815,384	32,396,007
Deposits paid to airline suppliers		127,011,881	126,190,327
Deposit paid to lessor		15,161,665	18,413,764
Deposit paid to travel bureau		2,051,195	110,000
Others		23,519,244	18,008,882
Total	$ 92,370,889	559,185,652	210,618,310